Q4 2014 SUPPLEMENTAL INFORMATION

1

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of its major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	Q4 2014 Supplemental Information

KEY PERFORMANCE INDICATORS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
Property Statistics
Number of Operating Properties	30	31	33	24	23	23	22	22	22	17	17
Rentable Square Feet (in thousands)	11,827	13,111	13,546	15,768	15,723	15,723	15,600	15,600	16,101	16,163	16,163

Leverage Ratios (1)
Debt/Total Market Capitalization	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%
Debt/Total Undepreciated Assets	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%	30.1%	28.1%	31.2%	31.2%

Coverage Ratios (1)
Interest Coverage	3.53	3.28	4.13	3.98	4.92	4.15	5.23	5.63	5.91	6.22	5.76
Fixed Charges Coverage	2.03	1.86	2.36	2.73	3.51	2.64	3.56	4.00	4.61	4.98	4.27
Debt/Annualized EBITDA	6.00	7.01	5.73	7.59	4.72	4.72	4.31	4.48	4.37	4.05	4.05

Dividend Ratios (1)
FFO Payout Ratio	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%
FFO Before Certain Charges Payout Ratio	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%	37.7%	38.4%	31.2%	36.2%
FAD Payout Ratio	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%
FAD Before Certain Charges Payout Ratio	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%	59.2%	67.1%	50.4%	58.7%

Operations Ratios (1)
General and Administrative Expenses/Revenues (2)	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%	6.7%	5.6%	3.2%	5.4%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%	0.8%	0.6%	0.4%	0.4%

(1) See calculations and reconciliations of Non-GAAP financial measures.
(2) Includes discontinued operations.

Cousins Properties Incorporated	3	Q4 2014 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY (1)

($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
Net Operating Income
Office	80,907	21,837	23,894	30,308	46,464	122,503	47,598	48,821	52,691	57,441	206,551
Retail	29,429	4,290	4,302	3,663	1,023	13,278	1,303	1,288	1,221	665	4,479
Other	121	43	376	861	1,019	2,299	1,117	1,179	1,200	1,147	4,643
Total Net Operating Income	110,457	26,170	28,572	34,832	48,506	138,080	50,018	51,288	55,112	59,253	215,673
Sales Less Cost of Sales
Land	4,915	243	276	725	29	1,273	160	1,331	82	2,295	3,868
Other	309	168	(8)	(6)	37	191	—	42	—	—	42
Total Sales Less Cost of Sales	5,224	411	268	719	66	1,464	160	1,373	82	2,295	3,910
Fee Income	17,797	3,580	2,931	2,420	1,959	10,890	2,339	2,025	1,803	6,353	12,520
Third Party Management and Leasing Revenues	16,365	74	2	—	—	76	—	—	—	—	—
Other Income	4,514	394	2,146	490	1,011	4,041	1,936	2,484	554	430	5,404
Total Fee and Other Income	38,676	4,048	5,079	2,910	2,970	15,007	4,275	4,509	2,357	6,783	17,924
Gain on Sale of Third Party Management and Leasing Business	7,459	—	—	4,531	45	4,576	7	—	5	(15)	(3)
Third Party Management and Leasing Expenses	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	(1)	(1)	(2)
Reimbursed Expenses	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)	(988)	(783)	(949)	(3,652)
Separation Expenses	(1,985)	—	—	(520)	—	(520)	(84)	—	—	(101)	(185)
General and Administrative Expenses	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)	(5,756)	(5,022)	(3,398)	(19,787)
Loss on Debt Extinguishment	(94)	—	—	—	—	—	—	—	—	—	—
Interest Expense	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)
Impairment Loss	(488)	—	—	—	—	—	—	—	—	—	—
Other Expenses	(6,570)	(1,058)	(1,153)	(8,279)	(630)	(11,120)	(678)	(917)	(1,169)	(2,058)	(4,822)
Income Tax Benefit (Provision)	(90)	(1)	(1)	(1)	26	23	12	9	(1)	—	20
Depreciation and Amortization of Non-Real Estate Assets	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)	(213)	(244)	(260)	(913)
Preferred Stock Dividends and Original Issuance Costs	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)	(4,708)	—	—	(6,485)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	51,560	165,204
Weighted Average Shares - Basic	104,117	104,119	118,661	163,426	189,665	144,255	191,739	198,440	209,839	216,511	204,216
Weighted Average Shares - Diluted	104,125	104,252	118,845	163,603	189,853	144,420	191,952	198,702	210,111	216,733	204,460
FFO per Share - Basic and Diluted	0.64	0.11	0.12	0.11	0.18	0.53	0.19	0.18	0.20	0.24	0.81

(1) Amounts may differ slightly from other schedules herein due to rounding.

Cousins Properties Incorporated	4	Q4 2014 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
GREENWAY PLAZA	—	—	—	5,103	19,503	24,606	18,202	19,295	20,356	19,526	77,379
POST OAK CENTRAL	—	2,459	4,328	4,498	4,308	15,593	5,564	5,886	6,032	5,955	23,437
191 PEACHTREE TOWER	15,222	4,064	4,021	3,982	3,973	16,040	4,198	4,650	4,115	4,046	17,009
THE AMERICAN CANCER SOCIETY CENTER	11,029	2,881	2,932	2,911	2,815	11,539	2,992	3,022	3,329	3,030	12,373
PROMENADE	8,748	2,485	2,235	2,453	2,395	9,568	2,772	2,792	3,030	2,841	11,435
777 MAIN (7)	—	—	—	699	2,355	3,054	2,560	2,442	2,642	2,159	9,803
816 CONGRESS AVENUE	—	—	1,098	1,498	1,433	4,029	1,536	1,740	1,862	1,854	6,992
NORTH POINT CENTER EAST	5,186	1,373	1,452	1,508	1,576	5,909	1,606	1,564	1,471	1,435	6,076
NORTHPARK TOWN CENTER	—	—	—	—	—	—	—	—	—	5,794	5,794
FIFTH THIRD CENTER	—	—	—	—	—	—	—	—	2,196	3,435	5,631
2100 ROSS AVENUE	1,511	1,101	1,305	965	1,249	4,620	1,474	936	1,497	1,566	5,473
MERIDIAN MARK PLAZA	4,033	1,037	1,011	1,056	1,007	4,111	908	1,008	898	914	3,728
THE POINTS AT WATERVIEW	2,065	505	464	449	458	1,876	415	329	348	356	1,448
TERMINUS 100 (2)	15,809	1,627	(1)	58	11	1,695	4	(2)	—	15	17
OTHER	(46)	(7)	(4)	(5)	—	(16)	(6)	4	—	—	(2)
SUBTOTAL - OFFICE CONSOLIDATED	63,557	17,525	18,841	25,175	41,083	102,624	42,225	43,666	47,776	52,926	186,593

UNCONSOLIDATED PROPERTIES:
TERMINUS 100 (2)	—	1,208	1,821	1,938	1,925	6,892	1,973	1,875	1,831	1,876	7,555
TERMINUS 200 (3)	1,545	898	1,144	1,093	1,143	4,278	1,235	1,466	1,449	1,354	5,504
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,758	981	956	968	969	3,874	998	962	1,008	992	3,960
GATEWAY VILLAGE (4)	1,208	302	302	302	302	1,208	302	302	302	302	1,208
OTHER (5)	6,244	(16)	(17)	(16)	(12)	(61)	(15)	(12)	(15)	(9)	(51)
SUBTOTAL - OFFICE UNCONSOLIDATED	12,755	3,373	4,206	4,285	4,327	16,191	4,493	4,593	4,575	4,515	18,176

DISCONTINUED OPERATIONS (6)	4,595	939	847	848	1,054	3,688	880	562	340	—	1,782

TOTAL - OFFICE NET OPERATING INCOME	80,907	21,837	23,894	30,308	46,464	122,503	47,598	48,821	52,691	57,441	206,551

RETAIL:
CONSOLIDATED PROPERTIES:
MAHAN VILLAGE (7)	314	390	389	363	454	1,596	402	414	402	182	1,400
OTHER	6	(2)	1	1	(303)	(303)	—	(7)	(6)	(4)	(17)
SUBTOTAL - RETAIL CONSOLIDATED	320	388	390	364	151	1,293	402	407	396	178	1,383

UNCONSOLIDATED PROPERTIES:
CW INVESTMENTS (7)	2,398	580	578	579	568	2,305	567	566	569	295	1,997
EMORY POINT	10	274	344	303	290	1,211	321	312	257	190	1,080
OTHER (8)	8,311	2,177	2,078	1,510	(9)	5,756	—	(4)	—	—	(4)
SUBTOTAL - RETAIL UNCONSOLIDATED	10,719	3,031	3,000	2,392	849	9,272	888	874	826	485	3,073

DISCONTINUED OPERATIONS (9)	18,390	871	912	907	23	2,713	13	7	(1)	2	23

TOTAL - RETAIL NET OPERATING INCOME	29,429	4,290	4,302	3,663	1,023	13,278	1,303	1,288	1,221	665	4.479

OTHER:
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	122	43	376	861	1,020	2,300	1,118	1,181	1,200	1,148	4,647
SUBTOTAL - OTHER UNCONSOLIDATED	122	43	376	861	1,020	2,300	1,118	1,181	1,200	1,148	4,647

DISCONTINUED OPERATIONS OTHER	(1)	—	—	—	(1)	(1)	(1)	(2)	—	(1)	(4)

TOTAL - OTHER NET OPERATING INCOME	121	43	376	861	1,019	2,299	1,117	1,179	1,200	1,147	4.643

TOTAL NET OPERATING INCOME	110,457	26,170	28,572	34,832	48,506	138,080	50,018	51,288	55,112	59,253	215,673

Cousins Properties Incorporated	5	Q4 2014 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014

SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160	1,326	82	135	1,703
LAND SALES LESS COST OF SALES - UNCONSOLIDATED	—	—	—	115	—	115	—	5	—	2,160	2,165
SUBTOTAL - LAND SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160	1,331	82	2,295	3,868

OTHER - CONSOLIDATED	281	158	—	—	37	195	—	—	—	—	—
OTHER - UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—	42	—	—	42
SUBTOTAL - OTHER SALES LESS COST OF SALES	309	168	(8)	(6)	37	191	—	42	—	—	42

TOTAL SALES LESS COST OF SALES	5,224	411	268	719	66	1,464	160	1,373	82	2,295	3,910

FEE INCOME
DEVELOPMENT FEES	9,059	1,335	585	594	588	3,102	937	541	571	5,216	7,265
MANAGEMENT FEES (10)	8,164	2,030	2,146	1,793	1,254	7,223	1,315	1,446	1,203	1,118	5,082
LEASING & OTHER FEES	574	215	200	33	117	565	87	38	29	19	173
TOTAL - FEE INCOME	17,797	3,580	2,931	2,420	1,959	10,890	2,339	2,025	1,803	6,353	12,520

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—	—	—	—	—

OTHER INCOME
TERMINATION FEES	128	19	1,965	155	813	2,952	1,843	2,210	280	240	4,573
TERMINATION FEES - DISCONTINUED OPERATIONS	3,512	—	—	—	—	—	—	2	—	—	2
INTEREST AND OTHER INCOME	1,513	259	100	136	66	561	65	44	111	44	264
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	—	4	(1)	12	—	15	—	—	8	(4)	4
OTHER - UNCONSOLIDATED	(639)	112	82	187	132	513	28	228	155	150	561
TOTAL INTEREST INCOME & OTHER	4,514	394	2,146	490	1,011	4,041	1,936	2,484	554	430	5,404

TOTAL FEE AND OTHER INCOME	38,676	4,048	5,079	2,910	2,970	15,007	4,275	4,509	2,357	6,783	17,924

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	7,459	—	—	4,531	45	4,576	7	—	5	(15)	(3)

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	(1)	(1)	(2)

REIMBURSED EXPENSES	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)	(988)	(783)	(949)	(3,652)

SEPARATION EXPENSES	(1,985)	—	—	(520)	—	(520)	(84)	—	—	(101)	(185)

GENERAL AND ADMINISTRATIVE EXPENSES	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)	(5,756)	(5,022)	(3,398)	(19,787)

LOSS ON DEBT EXTINGUISHMENT	(94)	—	—	—	—	—	—	—	—	—	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,932)	(2,183)	(2,200)	(2,219)	(2,211)	(8,813)	(2,158)	(2,175)	(2,192)	(2,185)	(8,710)
POST OAK CENTRAL	—	—	—	(565)	(2,053)	(2,618)	(2,044)	(2,036)	(2,028)	(2,019)	(8,127)
PROMENADE	—	—	—	(338)	(1,230)	(1,568)	(1,223)	(1,216)	(1,209)	(1,202)	(4,850)
191 PEACHTREE TOWER	(2,701)	(890)	(871)	(861)	(861)	(3,483)	(861)	(861)	(861)	(861)	(3,444)
UNSECURED CREDIT FACILITY	(3,712)	(546)	(522)	(608)	(584)	(2,260)	(575)	(616)	(705)	(1,458)	(3,354)
MERIDIAN MARK PLAZA	(1,609)	(399)	(397)	(396)	(395)	(1,587)	(393)	(391)	(390)	(388)	(1,562)
THE POINTS AT WATERVIEW	(931)	(228)	(227)	(225)	(223)	(903)	(221)	(219)	(217)	(215)	(872)
816 CONGRESS AVENUE	—	—	—	—	—	—	—	—	—	(709)	(709)
MAHAN VILLAGE	(122)	(65)	(81)	(56)	(68)	(270)	(65)	(66)	(65)	(38)	(234)
TERMINUS 100 (2)	(7,221)	(725)	—	—	—	(725)	—	—	—	—	—
OTHER	(341)	—	—	—	—	—	—	—	—	—	—
CAPITALIZED	1,636	101	57	119	241	518	373	610	850	919	2,752
SUBTOTAL - CONSOLIDATED	(23,933)	(4,935)	(4,241)	(5,149)	(7,384)	(21,709)	(7,167)	(6,970)	(6,817)	(8,156)	(29,110)

Cousins Properties Incorporated	6	Q4 2014 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
UNCONSOLIDATED DEBT:
TERMINUS 100 (2)	—	(530)	(893)	(887)	(883)	(3,193)	(879)	(875)	(872)	(868)	(3,494)
TERMINUS 200 (3)	(512)	(199)	(390)	(390)	(390)	(1,369)	(390)	(390)	(390)	(390)	(1,560)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,408)	(347)	(341)	(336)	(334)	(1,358)	(334)	(334)	(334)	(334)	(1,336)
EMORY POINT	(59)	(155)	(229)	(244)	(239)	(867)	(242)	(244)	(247)	(241)	(974)
OTHER	(2,242)	(479)	(479)	(218)	—	(1,176)	—	—	—	—	—
SUBTOTAL - UNCONSOLIDATED	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)

TOTAL INTEREST EXPENSE	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)

IMPAIRMENT LOSSES	(488)	—	—	—	—	—	—	—	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,415)	(507)	(515)	(489)	(160)	(1,671)	(156)	(129)	(92)	(47)	(424)
PROPERTY TAXES & OTHER HOLDING COSTS	(1,738)	(274)	(242)	(827)	(227)	(1,570)	(271)	(276)	(288)	(388)	(1,223)
PREDEVELOPMENT & OTHER	(1,623)	(42)	(63)	(104)	(186)	(395)	(229)	(363)	(145)	(1,308)	(2,045)
ACQUISITION AND RELATED COSTS	(794)	(235)	(333)	(6,859)	(57)	(7,484)	(22)	(149)	(644)	(315)	(1,130)
TOTAL - OTHER EXPENSES	(6,570)	(1,058)	(1,153)	(8,279)	(630)	(11,120)	(678)	(917)	(1,169)	(2,058)	(4,822)

INCOME TAX (PROVISION) BENEFIT	(90)	(1)	(1)	(1)	26	23	12	9	(1)	—	20

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,075)	(183)	(189)	(192)	(189)	(753)	(185)	(201)	(232)	(249)	(867)
SHARE OF UNCONSOLIDATED JOINT VENTURES	(15)	(22)	(24)	(27)	39	(34)	(11)	(12)	(12)	(11)	(46)
TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)	(213)	(244)	(260)	(913)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)	(4,708)	—	—	(6,485)

FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	51,560	165,204
WEIGHTED AVERAGE SHARES - BASIC	104,117	104,119	118,661	163,426	189,665	144,255	191,739	198,440	209,839	216,511	204,216
WEIGHTED AVERAGE SHARES - DILUTED	104,125	104,252	118,845	163,603	189,853	144,420	191,952	198,702	210,111	216,733	204,460
FFO PER SHARE - BASIC AND DILUTED	0.64	0.11	0.12	0.11	0.18	0.53	0.19	0.18	0.20	0.24	0.81

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company's share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company's share for the period subsequent to the joint venture formation.

(3) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The first quarter 2013 Terminus 200 line includes the Company's share for both the Company's 20% share of the previous MSREF/T200 Joint Venture and the Company’s 50% share subsequent to the joint venture formation.

(4) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(5) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: Palisades West, Ten Peachtree Place, and Presbyterian Medical Plaza.
(6) Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, Galleria 75, Inhibitex, Lakeshore Park Plaza, and 600 University Park.

(7) In the fourth quarter of 2014, the Company sold Mahan Village, 777 Main, and CW Investments sold its investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, and Highland City Town Center.

(8) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: North Point MarketCenter, Viera MarketCenter, Greenbrier MarketCenter, Los Altos MarketCenter, The Avenue Murfreesboro, The Avenue East Cobb, The Avenue West Cobb, The Avenue Peachtree City, and The Avenue Viera.

(9) Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: Tiffany Springs MarketCenter, The Avenue Forsyth, The Avenue Webb Gin, and The Avenue Collierville.

(10) Management Fees include reimbursed expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties Incorporated	7	Q4 2014 Supplemental Information

PORTFOLIO STATISTICS

As of and for the Three Months Ended December 31, 2014

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 4Q14	End of Period Leased 3Q14	Weighted Average Occupancy 4Q14 (1)	Weighted Average Occupancy 3Q14 (1)	% of Total Net Operating Income (2)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	Greenway Plaza (3)	Houston	4,348,000	Consolidated	100%	95.6%	94.8%	92.8%	92.7%	34%	$—
	Post Oak Central (3)	Houston	1,280,000	Consolidated	100%	95.6%	95.8%	95.7%	95.2%	11%	185,109
	2100 Ross Avenue	Dallas	844,000	Consolidated	100%	86.3%	82.1%	81.3%	72.8%	3%	—
	816 Congress	Austin	435,000	Consolidated	100%	90.4%	92.4%	87.6%	85.5%	3%	85,000
	The Points at Waterview	Dallas	203,000	Consolidated	100%	83.5%	80.7%	81.6%	81.6%	1%	14,598
	TEXAS		7,110,000							52%	284,707

	Northpark Town Center (3)	Atlanta	1,528,000	Consolidated	100%	92.6%	—%	87.6%	—%	10%	—
	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	89.4%	92.1%	85.8%	86.5%	7%	100,000
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	84.4%	84.4%	84.5%	84.1%	5%	131,083
	Promenade	Atlanta	777,000	Consolidated	100%	92.8%	90.8%	82.2%	79.1%	5%	110,946
	Terminus 100	Atlanta	656,000	Unconsolidated	50%	95.6%	95.2%	94.3%	95.5%	3%	65,820
	North Point Center East (3)	Atlanta	540,000	Consolidated	100%	96.5%	96.0%	92.6%	94.2%	3%	—
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	87.8%	86.0%	84.3%	87.7%	2%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	98.3%	97.4%	96.2%	97.9%	2%	25,408
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	100.0%	100.0%	99.2%	99.5%	2%	37,500
	GEORGIA		6,806,000							39%	511,757

	Fifth Third Center	Charlotte	698,000	Consolidated	100%	83.4%	83.0%	79.8%	82.1%	6%	—
	Gateway Village	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	17,765
	NORTH CAROLINA		1,763,000							7%	17,765
	TOTAL OFFICE PROPERTIES		15,679,000							98%	$814,229

II.	OTHER PROPERTIES
	Emory Point Apartments (Phase I) (4)	Atlanta	404,000	Unconsolidated	75%	91.6%	95.3%	92.0%	96.5%	2%	36,328
	Emory Point Retail (Phase I)	Atlanta	80,000	Unconsolidated	75%	90.0%	89.9%	90.0%	89.9%	—%	7,194
	TOTAL OTHER PROPERTIES		484,000							2%	$43,522

	TOTAL PORTFOLIO		16,163,000							100%	$857,751

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)
Net Operating Income represents rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended December 31, 2014. Mahan Village, 777 Main, and CW Investments' properties were sold during the fourth quarter of 2014.

(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	This property consists of 443 units.

Cousins Properties Incorporated	8	Q4 2014 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

LEASING AND OCCUPANCY

	Property Description	End of Period Leased 4Q14	End of Period Leased 3Q14	End of Period Leased 4Q13	Weighted Average Occupancy 4Q14 (2)	Weighted Average Occupancy 3Q14 (2)	Weighted Average Occupancy 4Q13 (2)

	Gateway Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	NORTH CAROLINA	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	The Points at Waterview	83.5%	80.7%	89.6%	81.6%	81.6%	90.0%
	TEXAS	83.5%	80.7%	89.6%	81.6%	81.6%	90.0%

	Meridian Mark Plaza	98.3%	97.4%	99.0%	96.2%	97.9%	97.6%
	Terminus 100	95.6%	95.2%	98.3%	94.3%	95.5%	96.0%
	Emory University Hospital Midtown Medical Office Tower	100.0%	100.0%	98.1%	99.2%	99.5%	98.5%
	North Point Center East (3)	96.5%	96.0%	94.4%	92.6%	94.2%	92.1%
	Terminus 200	87.8%	86.0%	88.4%	84.3%	87.7%	88.2%
	191 Peachtree Tower	89.4%	92.1%	86.6%	85.8%	86.5%	86.1%
	The American Cancer Society Center	84.4%	84.4%	82.4%	84.5%	84.1%	83.3%
	GEORGIA	90.4%	91.0%	88.9%	88.2%	89.0%	88.3%

	TOTAL PROPERTIES	91.2%	91.6%	90.2%	89.3%	89.9%	89.8%

(1)	Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(3)	Contains multiple buildings that are grouped together for reporting purposes.

Cousins Properties Incorporated	9	Q4 2014 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

NET OPERATING INCOME
($ in thousands)

	Three Months Ended
	December 31, 2014	December 31, 2013	September 30, 2014	4Q14 vs. 4Q13 % Change	4Q14 vs. 3Q14 % Change
Rental Property Revenues (2)	$25,055	$24,599	$26,070	1.9%	(3.9)%
Rental Property Operating Expenses (2)	10,754	10,390	11,320	3.5%	(5.0)%
Same Property Net Operating Income	$14,301	$14,209	$14,750	0.6%	(3.0)%

Cash Basis Rental Property Revenues (3)	$25,220	$23,417	$25,972	7.7%	(2.9)%
Cash Basis Rental Property Operating Expenses (4)	10,756	10,393	11,322	3.5%	(5.0)%
Cash Basis Same Property Net Operating Income	$14,464	$13,024	$14,650	11.1%	(1.3)%

	Twelve Months Ended
	December 31, 2014	December 31, 2013	% Change
Rental Property Revenues (2)	$100,330	$98,059	2.3%
Rental Property Operating Expenses (2)	41,471	41,270	0.5%
Same Property Net Operating Income	$58,859	$56,789	3.6%

Cash Basis Rental Property Revenues (3)	$99,614	$93,066	7.0%
Cash Basis Rental Property Operating Expenses (4)	41,480	41,279	0.5%
Cash Basis Same Property Net Operating Income	$58,134	$51,787	12.3%

(1) Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2) Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3) Cash Basis Same Property Rental Property Revenues includes that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Revenues excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4) Cash Basis Same Property Operating Expenses includes that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Operating Expenses excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	10	Q4 2014 Supplemental Information

OFFICE LEASING STATISTICS (1)

As of December 31, 2014

	Three Months Ended December 31, 2014				Twelve Months Ended December 31, 2014
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased square footage				683,681				2,190,657
Less: Leases less than one year, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(46,682)				(316,888)
Net leased square footage	181,200	332,526	123,273	636,999	676,400	800,634	396,735	1,873,769
Number of transactions	14	15	15	44	53	67	58	178
Lease term (years) (2)	8.15	3.96	8.78	6.09	8.54	6.56	8.39	7.66

Net rent per square foot (2)(3)	$21.75	$25.87	$22.77	$24.10	$23.64	$22.23	$22.90	$22.88
Total leasing costs per square foot (2)(4)	(7.05)	(4.32)	(6.66)	(5.54)	(7.79)	(3.68)	(6.31)	(5.71)
Net effective rent per square foot (2)	$14.70	$21.55	$16.11	$18.56	$15.85	$18.55	$16.59	$17.17

Second generation leased square footage (2)(5)				436,205				1,085,010
Increase in second generation net rent per square foot (2)(3)(5)				43.8%				38.0%
Increase in cash-basis second generation net rent per square foot (2)(5)(6)				27.7%				19.7%

(1) Excludes apartment and retail leasing.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.
(6) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	11	Q4 2014 Supplemental Information

OFFICE LEASE EXPIRATIONS (1)

As of December 31, 2014

As of December 31, 2014, the Company's office portfolio included 16 commercial office properties. The weighted average remaining lease term of these office properties was approximately six years. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Year of Expiration	Square Feet Expiring (2)	% of Leased Space	Annual Contractual Rents ($000's) (3)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (3)

2015	911,276	6.9%	$17,691	5.7%	$19.41
2016	1,293,613	9.7%	26,268	8.5%	20.31
2017	1,552,776	11.7%	32,008	10.4%	20.61
2018	1,098,573	8.3%	22,717	7.3%	20.68
2019	1,224,994	9.2%	29,935	9.7%	24.44
2020	778,477	5.9%	18,276	5.9%	23.48
2021	1,059,455	8.0%	26,127	8.5%	24.66
2022	1,292,396	9.7%	28,560	9.2%	22.10
2023	1,102,805	8.3%	25,174	8.2%	22.83
2024 &Thereafter	2,960,055	22.3%	82,121	26.6%	27.74

Total	13,274,420	100.0%	$308,877	100.0%	$23.27

Lease Expirations Greater than 100,000 Square Feet Through 2018

Expiration Date	Tenant	Market	Building	Square Feet Expiring (2)
February 2015	ExxonMobil Corporation	Houston	Greenway Plaza	214,857
December 2016	Bank of America	Charlotte	Gateway Village	532,495	(5)
January 2017	Transocean Offshore Deepwater	Houston	Greenway Plaza	268,965
May 2017	Direct Energy (4)	Houston	Greenway Plaza	173,760	(6)
December 2018	Apache Corporation	Houston	Post Oak Central	524,342

(1) Excludes apartment and retail expirations.
(2) Company's share.
(3) Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(4) Formerly identified as CPL Retail Energy, LP.
(5) Company's share is 50%. Total expiration is 1.06 million square feet.
(6) Additional 54,000 square feet expiring in January 2019.

Cousins Properties Incorporated	12	Q4 2014 Supplemental Information

TOP 20 OFFICE TENANTS

As of December 31, 2014

	Tenant (1)	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1.	Occidental Oil & Gas Corp.	7%	12
2.	Apache Corporation	3%	4
3.	Bank of America (4)	3%	3
4.	Invesco Management Group, Inc	3%	9
5.	Deloitte & Touche	2%	9
6.	McGuire Woods, LLP	2%	11
7.	Transocean Offshore Deepwater	2%	2
8.	American Cancer Society	2%	8
9.	Smith, Gambrell & Russell, LLP	2%	7
10.	Stewart Information Services	2%	5
11.	ExxonMobil Corporation	2%	—
12.	US South Communications	2%	7
13.	CB Richard Ellis, Inc.	2%	6
14.	MedAssets Net Revenue Systems, LLC	1%	13
15.	Direct Energy (5)	1%	4
16.	Internap Network Services	1%	5
17.	National Union Fire Insurance	1%	4
18.	Northside Hospital	1%	8
19.	Gulf South Pipeline Company LP	1%	9
20.	Thompson, Ventulett, Stainback, & Associates	1%	9
		41%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.
(5)	Formerly identified as CPL Retail Energy, LP.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	13	Q4 2014 Supplemental Information

DEVELOPMENT PIPELINE (1)

As of December 31, 2014
($ in thousands)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)

Colorado Tower	Office	Austin, TX	100%	2Q13	373,000	$126,100	$86,150	95%	—%	1Q15	(3)	1Q16

Research Park V	Office	Austin, TX	100%	4Q14	173,000	$44,000	$5,233	—%	—%	4Q15	(3)	4Q16

Emory Point (Phase II)	Mixed	Atlanta, GA	75%	4Q13		$75,300	$44,863

Apartments					307			—%	—%	2Q15	(4)	2Q16
Retail					45,000			62%	—%	2Q15	(4)	2Q16

(1) This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. The Colorado Tower and Research Park V projects are being funded 100% by the Company; Emory Point Phase II is being funded with a combination of equity from the partners and a $46 million construction loan. As of December 31, 2014, $12.7 million was outstanding on the Emory Point Phase II construction loan.
(3) Represents the quarter within which the Company estimates the first office square feet to be occupied.
(4) Represents the quarter within which the Company estimates the first apartment/retail space to be occupied.
(5) Stabilization represents the earlier of the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from Initial Occupancy.

Cousins Properties Incorporated	14	Q4 2014 Supplemental Information

LAND INVENTORY

As of December 31, 2014
($ in thousands)

	Metropolitan Area	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share of Developable Land (Acres)
COMMERCIAL

North Point	Atlanta	100.0%	32
Wildwood Office Park	Atlanta	50.0%	22
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	10
Wildwood Office Park	Atlanta	100.0%	10
549 / 555 / 557 Peachtree Street	Atlanta	100.0%	1
Georgia			75

Victory Center	Dallas	75.0%	3
Texas			3

COMMERCIAL LAND HELD			78	67
COST BASIS OF COMMERCIAL LAND HELD			$34,599	$15,777

RESIDENTIAL (1)

Paulding County	Atlanta	50.0%	4,706
Blalock Lakes	Atlanta	100.0%	2,657
Callaway Gardens (2)	Atlanta	100.0%	218
Georgia			7,581

Padre Island	Corpus Christi	50.0%	15
Texas			15

RESIDENTIAL LAND HELD			7,596	5,235
COST BASIS OF RESIDENTIAL LAND HELD			$24,600	$19,022

GRAND TOTAL LAND HELD			7,674	5,302
GRAND TOTAL COST BASIS OF LAND HELD			$59,199	$34,799

(1) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(2) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

Cousins Properties Incorporated	15	Q4 2014 Supplemental Information

DEBT SCHEDULE

As of December 31, 2014
($ in thousands)

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2015	2016	2017	2018	2019	Thereafter	Total	Company's Share Recourse (1)
CONSOLIDATED DEBT

Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility)(2)	100.0%	1.27%	5/28/19	—	—	—	—	140,200	—	140,200	140,200
Total Floating Rate Debt				—	—	—	—	140,200	—	140,200	140,200

Fixed Rate Debt
The Points at Waterview	100.0%	5.66%	1/1/16	573	14,025	—	—	—	—	14,598	—
The American Cancer Society Center (3)	100.0%	6.45%	9/1/17	1,741	1,834	127,508	—	—	—	131,083	—
191 Peachtree Tower	100.0%	3.35%	10/1/18	—	1,305	2,013	96,682	—	—	100,000	—
Meridian Mark Plaza	100.0%	6.00%	8/1/20	430	456	484	514	546	22,978	25,408	—
Post Oak Central	100.0%	4.26%	10/1/20	3,339	3,485	3,636	3,794	3,959	166,896	185,109	—
Promenade	100.0%	4.27%	10/1/22	2,742	2,862	2,986	3,116	3,252	95,988	110,946	—
816 Congress	100.0%	3.75%	11/1/24	—	128	1,568	1,628	1,690	79,986	85,000	—
Total Fixed Rate Debt				8,825	24,095	138,195	105,734	9,447	365,848	652,144	—

TOTAL CONSOLIDATED DEBT				$8,825	$24,095	$138,195	$105,734	$149,647	$365,848	$792,344	$140,200

UNCONSOLIDATED DEBT

Floating Rate Debt
Emory Point (LIBOR + 1.75%)	75.0%	1.92%	10/9/15	43,522	—	—	—	—	—	43,522	—
Emory Point II (LIBOR + 1.85%; $46mm facility)	75.0%	2.02%	10/9/16	—	9,551	—	—	—	—	9,551	2,706
Total Floating Rate Debt				43,522	9,551	—	—	—	—	53,073	2,706

Fixed Rate Debt
Gateway Village (4)	50.0%	6.41%	12/1/16	8,997	8,768	—	—	—	—	17,765	—
Terminus 100	50.0%	5.25%	1/1/23	1,212	1,277	1,346	1,418	1,494	59,073	65,820	—
Terminus 200	50.0%	3.79%	1/1/23	—	559	770	800	831	38,040	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.0%	3.50%	6/1/23	357	732	758	785	813	34,055	37,500	—
Total Fixed Rate Debt				10,566	11,336	2,874	3,003	3,138	131,168	162,085	—

TOTAL UNCONSOLIDATED DEBT				$54,088	$20,887	$2,874	$3,003	$3,138	$131,168	$215,158	$2,706

TOTAL DEBT				$62,913	$44,982	$141,069	$108,737	$152,785	$497,016	$1,007,502	$142,906

TOTAL MATURITIES (5)				$43,522	$23,576	$127,508	$96,682	$140,200	$472,361	$903,849
% OF MATURITIES				4%	3%	14%	11%	16%	52%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$193,273	19%	1.45%	3.5
Fixed Rate Debt	814,229	81%	4.60%	6.0
Total Debt	$1,007,502	100%	3.99%	5.5

(1) Non-recourse loans are subject to customary carve-outs.
(2) Total borrowing capacity of the Credit Facility at December 31, 2014 was $500 million. The spread over LIBOR at December 31, 2014 was 1.1%.
(3) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(4) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(5) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties Incorporated	16	Q4 2014 Supplemental Information

JOINT VENTURE INFORMATION

As of December 31, 2014

		Cash Flows to Cousins			Financial Statement Presentation
Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.	Unconsolidated
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flow.	Recognize 50% of net income from venture.	Unconsolidated
HICO Victory Center LP (1)	Land/ Future Office Development	Cousins funds 75% of land and 50% of other expenses in predevelopment stage.	Same as operating cash flow.	Recognize 50% of net income from joint venture.	Unconsolidated (1)
CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a 20% IRR; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize noncontrolling interest based on amounts earned by partner.	Consolidated
Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated

(1) If the partners decide to construct an office building, the economics of the venture will adjust such that Cousins owns at least 90% of the venture. At that time, the Company expects the venture to be consolidated.

Cousins Properties Incorporated	17	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	13,181	2,865	1,524	2,642	5,108	12,139	2,745	5,388	12,023	11,031	31,187
SECOND GENERATION BUILDING IMPROVEMENTS	1,271	79	1,589	200	1,946	3,814	550	1,929	—	1,388	3,867
	14,453	2,944	3,113	2,842	7,054	15,954	3,295	7,317	12,023	12,419	35,054
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	605	88	239	133	—	460	—	—	—	—	—
TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	15,058	3,032	3,352	2,976	7,054	16,414	3,295	7,317	12,023	12,419	35,054

NET OPERATING INCOME:

OFFICE CONSOLIDATED PROPERTIES	63,555	17,525	18,841	25,175	41,083	102,624	42,225	43,666	47,776	52,926	186,593
RETAIL CONSOLIDATED PROPERTIES	324	392	391	365	151	1,299	402	409	396	178	1,385
NET OPERATING INCOME - CONSOLIDATED	63,879	17,917	19,232	25,540	41,234	103,923	42,627	44,075	48,172	53,104	187,978

RENTAL PROPERTY REVENUES	114,208	33,125	37,100	47,575	76,620	194,420	77,484	80,034	86,857	99,535	343,910
RENTAL PROPERTY OPERATING EXPENSES	(50,329)	(15,208)	(17,868)	(22,035)	(35,386)	(90,497)	(34,857)	(35,959)	(38,685)	(46,434)	(155,934)
NET OPERATING INCOME - CONSOLIDATED	63,879	17,917	19,232	25,540	41,234	103,923	42,627	44,075	48,172	53,101	187,976

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	33,918	3,000	2,940	2,870	1,742	10,552	1,356	967	601	4	2,927
RENTAL PROPERTY OPERATING EXPENSES	(10,935)	(1,194)	(1,182)	(1,118)	(669)	(4,163)	(464)	(402)	(260)	(2)	(1,128)
NET OPERATING INCOME	22,983	1,806	1,758	1,752	1,073	6,389	892	565	341	2	1,799

TERMINATION FEES	3,512	—	—	—	—	—	—	2	—	—	2
INTEREST AND OTHER INCOME (EXPENSE)	(3)	4	(1)	12	—	15	—	—	8	(4)	3
FFO FROM DISCONTINUED OPERATING PROPERTIES	26,492	1,810	1,757	1,764	1,073	6,404	892	567	349	(2)	1,804

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—	—	—	—	—
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	(1)	(1)	(2)
FFO FROM THIRD PARTY MANAGEMENT AND LEASING	2,690	21	(25)	(14)	(3)	(21)	—	—	(1)	(1)	(2)

FFO FROM DISCONTINUED OPERATIONS	29,182	1,831	1,732	1,750	1,070	6,383	892	567	348	(3)	1,802

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(13,479)	(1,053)	(1,046)	(492)	(495)	(3,086)	—	—	—	—	—
IMPAIRMENT LOSSES	(13,791)	—	—	—	—	—	—	—	—	—	—

INCOME FROM DISCONTINUED OPERATIONS	1,912	778	686	1,258	575	3,297	892	567	348	(3)	1,804
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	2,616	460	283	155	70	968	—	270	55	—	325
OUTPARCEL SALES	—	503	150	—	—	653	—	—	—	—	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	2,616	963	433	155	70	1,621	—	270	55	—	325

Cousins Properties Incorporated	18	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,421	460	283	147	65	955	—	270	55	—	325
OUTPARCEL COST OF SALES	—	503	150	—	—	653	—	—	—	—	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	1,421	963	433	147	65	1,608	—	270	55	—	325

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	3,720	243	276	602	24	1,145	160	1,326	82	135	1,703
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160	1,326	82	135	1,703

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,195	—	—	8	5	13	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,720	243	276	602	24	1,145	160	1,326	82	135	1,703
TOTAL CONSOLIDATED SALES LESS COST OF SALES	4,915	243	276	610	29	1,158	160	1,326	82	135	1,703

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	694	340	—	—	—	340	—	—	—	—	—
OTHER COST OF SALES	(413)	(182)	—	—	37	(145)	—	—	—	—	—
OTHER SALES LESS COST OF SALES - CONSOLIDATED	281	158	—	—	37	195	—	—	—	—	—

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	—	—	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	—	—	—	—	—	—	—	—	—	—	—
OTHER, NET	28	10	(8)	(6)	—	(4)	—	42	—	—	42
OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—	42	—	—	42
TOTAL OTHER SALES FFO	309	168	(8)	(6)	37	191	—	42	—	—	42

UNCONSOLIDATED:
RESIDENTIAL LOT AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	—	—	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES	—	—	—	475	—	475	—	—	—	—	—
TRACT SALES	176	—	—	90	—	90	57	243	54	—	354
TOTAL RESIDENTIAL LOT AND TRACT SALES	176	—	—	565	—	565	57	243	54	—	354

RESIDENTIAL LOT AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	—	—	—	—	—	—	—	—	—	—	—
OUTPARCEL COST OF SALES	—	—	—	360	—	360	—	—	—	—	—
TRACT COST OF SALES	176	—	—	90	—	90	57	243	54	—	354
TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	176	—	—	450	—	450	57	243	54	—	354
RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	—	—	—	115	—	115	—	—	—	—	—

Cousins Properties Incorporated	19	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	115	—	115	—	—	—	—	—
TRACT SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—	—	—
RESIDENTIAL LOT AND TRACT SALES LESS COST OF
SALES - SHARE OF UNCONSOLIDATED	—	—	—	115	—	115	—	—	—	—	—
TOTAL RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160	1,326	82	135	1,703

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,755	3,373	4,206	4,289	4,327	16,195	4,493	4,593	4,575	4,515	18,176
RETAIL PROPERTIES	10,719	3,031	3,000	2,392	849	9,272	888	874	826	485	3,073
OTHER PROPERTIES	122	43	376	861	1,020	2,300	1,118	1,181	1,200	1,148	4,647
NET OPERATING INCOME	23,596	6,447	7,582	7,542	6,196	27,767	6,499	6,648	6,601	6,148	25,896
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	—	—	—	115	—	115	—	5	—	2,160	2,165
OTHER SALES LESS COST OF SALES	28	10	(8)	(6)	—	(4)	—	42	—	—	42
TERMINATION FEES	62	19	—	—	—	19	—	72	—	113	185
INTEREST EXPENSE	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)
OTHER EXPENSE	(639)	112	82	187	132	513	28	203	155	150	536
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(15)	(22)	(24)	(27)	39	(34)	(11)	(12)	(12)	(11)	(46)
FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	18,811	4,856	5,300	5,736	4,521	20,413	4,671	5,115	4,901	6,727	21,414
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	30,662	—	—	60,421	(77)	60,344	(387)	—	—	2,154	1,767
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,215)	(3,204)	(4,167)	(3,079)	(2,985)	(13,435)	(2,998)	(3,088)	(2,870)	(2,957)	(11,913)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	39,258	1,652	1,133	63,078	1,459	67,322	1,286	2,027	2,031	5,924	11,268

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.35	10.69	10.10	10.29	10.30	10.30	11.47	12.45	11.95	11.42	11.42
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	104,090	104,127	120,688	189,660	189,666	189,666	198,423	198,474	216,509	216,513	216,513
COMMON STOCK CAPITALIZATION	869,152	1,113,118	1,218,949	1,951,601	1,953,560	1,953,560	2,275,912	2,471,001	2,587,283	2,472,578	2,472,578

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	—	—	—	—	—	—	—	—	—
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	—	—	—	—
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	94,775	94,775	94,775	94,775	94,775	—	—	—	—

DEBT	425,410	344,832	340,374	642,834	630,094	630,094	587,442	665,852	671,074	792,344	792,344
SHARE OF UNCONSOLIDATED DEBT	170,480	266,069	281,960	230,280	228,489	228,489	226,574	224,241	224,544	215,158	215,158
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	1,007,502	1,007,502

TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080

Cousins Properties Incorporated	20	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
LEVERAGE RATIOS
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	1,007,502	1,007,502
TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080
DEBT (2) / TOTAL MARKET CAPITALIZATION	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%

TOTAL ASSETS-CONSOLIDATED	1,124,242	1,096,444	1,200,788	2,263,766	2,273,206	2,273,206	2,294,038	2,280,243	2,533,660	2,666,925	2,666,925
ACCUMULATED DEPRECIATION-CONSOLIDATED	258,258	221,429	245,608	238,297	257,151	257,151	270,753	295,120	307,023	324,543	324,543
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	403,141	575,323	562,475	432,750	441,928	441,928	446,890	492,640	459,931	341,235	341,235
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(97,868)	(128,541)	(127,948)	(98,183)	(107,082)	(107,082)	(107,106)	(111,164)	(111,353)	(100,498)	(100,498)
TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	3,189,261	3,232,205	3,232,205
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	1,007,502	1,007,502
UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	3,189,261	3,232,205	3,232,205
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%	30.1%	28.1%	31.2%	31.2%

EBITDA (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	51,560	165,204
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	8,660	9,989	36,474
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,090	205	213	219	150	787	196	213	244	260	913
INCOME TAX PROVISION (BENEFIT)	90	1	1	1	(26)	(23)	(12)	(9)	1	—	(20)
IMPAIRMENT LOSSES	488	—	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(5)	15	3
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	644	315	1,130
PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	12,907	3,227	5,883	1,777	1,777	12,664	1,777	4,708	—	—	6,485
EBITDA (2)	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	51,220	62,139	210,189

COVERAGE RATIOS (2)
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	51,220	62,139	210,189
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	8,660	9,989	36,474
INTEREST COVERAGE RATIO (2)	3.53	3.28	4.13	3.98	4.92	4.15	5.23	5.63	5.91	6.22	5.76

INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	8,660	9,989	36,474
SCHEDULED PRINCIPAL PAYMENTS	7,769	1,855	1,728	1,528	1,922	7,032	2,445	2,430	2,460	2,501	9,836
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	1,777	1,777	10,008	1,777	1,178	—	—	2,955
FIXED CHARGES	48,830	11,727	11,528	10,529	12,929	46,712	13,234	12,421	11,120	12,490	49,265
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	51,220	62,139	210,189
FIXED CHARGES COVERAGE RATIO (2)	2.03	1.86	2.36	2.73	3.51	2.64	3.56	4.00	4.61	4.98	4.27

DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	1,007,502	1,007,502
ANNUALIZED EBITDA (3)	99,324	87,096	108,644	115,100	181,728	181,728	188,680	198,632	204,880	248,556	248,556
DEBT (2) / ANNUALIZED EBITDA (3)	6.00	7.01	5.73	7.59	4.72	4.72	4.31	4.48	4.37	4.05	4.05

Cousins Properties Incorporated	21	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232	14,882	16,236	16,213	61,563
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	51,560	165,204
FFO PAYOUT RATIO	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%

FFO BEFORE CERTAIN CHARGES
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	51,560	165,204
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—	3,530	—	—	3,530
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	644	315	1,130
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(5)	15	3
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	1,985	—	—	520	—	520	84	—	—	101	185
FFO BEFORE CERTAIN CHARGES	57,843	11,696	17,147	20,074	34,301	83,218	36,281	39,463	42,315	51,991	170,052
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%	37.7%	38.4%	31.2%	36.2%

FAD (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	51,560	165,204
STRAIGHT LINE RENT ADJUSTMENT	(8,319)	(2,346)	(2,204)	(3,244)	(5,032)	(12,826)	(7,648)	(5,001)	(4,169)	(5,275)	(22,093)
ABOVE AND BELOW MARKET RENTS	493	(185)	(586)	(994)	(2,020)	(3,785)	(1,952)	(2,027)	(1,933)	(2,135)	(8,047)
SECOND GENERATION CAPEX	(15,058)	(3,032)	(3,352)	(2,976)	(7,054)	(16,414)	(3,295)	(7,317)	(12,023)	(12,419)	(35,054)
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286	21,440	23,551	31,731	100,010
COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232	14,882	16,236	16,213	61,563
FAD PAYOUT RATIO (2)	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%

FAD BEFORE CERTAIN CHARGES
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286	21,440	23,551	31,731	100,010
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—	3,530	—	—	3,530
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	644	315	1,130
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(5)	15	3
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	1,984	—	—	520	—	520	84	—	—	101	185
FAD BEFORE CERTAIN CHARGES	34,958	6,132	11,005	12,860	20,195	50,193	23,385	25,119	24,190	32,162	104,858
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%	59.2%	67.1%	50.4%	58.7%

Cousins Properties Incorporated	22	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014
OPERATIONS RATIOS
REVENUES	136,846	38,262	42,521	50,434	79,520	210,737	81,723	84,505	89,098	106,055	361,383
REVENUES FROM DISCONTINUED OPERATIONS	53,839	3,082	2,951	2,888	1,750	10,671	1,363	975	615	4	2,956
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,408	83,086	85,480	89,713	106,059	364,339

GENERAL AND ADMINISTRATIVE EXPENSES	23,208	6,069	4,552	6,635	4,684	21,940	5,611	5,756	5,022	3,398	19,787
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,408	83,086	85,480	89,713	106,059	364,339
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%	6.7%	5.6%	3.2%	5.4%

TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	3,189,261	3,232,205	3,232,205
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%	0.8%	0.6%	0.4%	0.4%

Cousins Properties Incorporated	23	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended			Twelve Months Ended
	December 31, 2014	December 31, 2013	September 30, 2014	December 31, 2014	December 31, 2013
Rental Property Revenues
Same Property	$25,055	$24,599	$26,070	$100,330	$98,059
Non-Same Property	83,909	62,916	71,125	284,310	147,240
	$108,964	$87,505	$97,195	$384,640	$245,299

Rental Property Operating Expenses
Same Property	$10,754	$10,390	$11,320	$41,471	$41,270
Non-Same Property	38,957	28,609	30,764	127,496	65,949
	$49,711	$38,999	$42,084	$168,967	$107,219

Rental Property Revenues
Consolidated Properties	$99,535	$76,620	$86,857	$343,910	$194,420
Discontinued Operations	4	1,742	601	2,927	10,552
Share of Unconsolidated Joint Ventures	9,425	9,143	9,737	37,803	40,327
	$108,964	$87,505	$97,195	$384,640	$245,299

Rental Property Operating Expenses
Consolidated Properties	$46,434	$35,386	$38,685	$155,934	$90,497
Discontinued Operations	2	669	260	1,128	4,163
Share of Unconsolidated Joint Ventures	3,275	2,944	3,139	11,905	12,559
	$49,711	$38,999	$42,084	$168,967	$107,219

Cash Basis Rental Property Revenues
Rental Property Revenues	$108,964	$87,505	$97,195	$384,640	$245,299
Less: Straight Line Rent	5,275	5,032	4,169	22,093	12,824
Less: Other	1,740	1,679	1,551	6,495	2,498
	$101,949	$80,794	$91,475	$356,052	$229,977

Cash Basis Rental Property Revenues
Same Property	$25,220	$23,417	$25,972	$99,614	$93,066
Non-Same Property	76,729	57,387	65,503	256,438	136,911
	$101,949	$80,794	$91,475	$356,052	$229,977

Cash Basis Rental Property Expenses
Rental Property Operating Expenses	$49,712	$39,001	$42,084	$168,967	$107,219
Non-Cash Ground Rent Expense	4	(7)	3	12	20
	$49,716	$38,994	$42,087	$168,979	$107,239

Cash Basis Rental Property Operating Expenses
Same Property	$10,756	$10,393	$11,322	$41,480	$41,279
Non-Same Property	38,960	28,601	30,765	127,499	65,960
	$49,716	$38,994	$42,087	$168,979	$107,239

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized represents quarter amount annualized.
(4) See reconciliation above within previous pages of the Calculations and Reconciliations of Non-GAAP Financial Measures.

Cousins Properties Incorporated	24	Q4 2014 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	25	Q4 2014 Supplemental Information